EXHIBIT 99.2

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May.  15.  2008 /  5:00PM  ET,  CPWR - Q4 2008  Compuware  Corporation  Earnings
Conference Call
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      Conference Call Transcript

      CPWR - Q4 2008 Compuware Corporation Earnings Conference Call

      Event Date/Time: May. 15. 2008 / 5:00PM ET

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May.  15.  2008 /  5:00PM  ET,  CPWR - Q4 2008  Compuware  Corporation  Earnings
Conference Call
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CORPORATE PARTICIPANTS

Lisa Elkin
Compuware Corporation - VP, Corp. Comm., IR

Pete Karmanos
Compuware Corporation - Chairman, CEO

Bob Paul
Compuware Corporation - President, COO

Laura Fournier
Compuware Corporation - CFO

CONFERENCE CALL PARTICIPANTS

Ajay Kasargod
Piper Jaffray - Analyst

Kirk Materne
Banc of America - Analyst

Aaron Schwartz
JPMorgan - Analyst

David Rudow
Trident Financial - Analyst

PRESENTATION

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Operator

Hello and welcome to the Compuware Corporation fourth quarter earnings and year-end results teleconference. At the request of Compuware, this conference is being recorded for instant replay purposes. At this time I'd like to turn the conference over to Ms. Lisa Elkin, Vice President of Communications and Investor Relations for Compuware Corporation. Ms. Elkin, you may begin.

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Lisa Elkin  - Compuware Corporation - VP, Corp. Comm., IR

Thank you very much, and good afternoon ladies and gentlemen. With me this afternoon are Peter Karmanos Jr., Chairman and CEO; Bob Paul, President and Chief Operating Officer; Laura Fournier, Executive Vice President and Chief
Financial Officer; and Jason Vines, Senior Vice President and Chief Communications Officer. Certain statements made during this conference call that are not historical facts including those regarding the Company's future plans, objectives and expected performance are forward-looking statements within the meaning of the Federal Securities laws. These forward-looking statements represent our outlook only as of the date of this conference call.

While we believe any forward-looking statements we have made are reasonable, actual results could differ materially since the statements are based on our current expectations and are subject to risks and uncertainties. These risks and uncertainties are discussed in the Company's reports filed with the Securities and Exchange Commission. You should refer to and consider these factors when relying on such forward-looking information. The Company does not undertake and expressly disclaims any obligation to update or alter its forward-looking statements whether as a result of new information, future events or otherwise except as required by applicable law.

For those of you who do not have a copy I will begin by summarizing the press release. Pete, Bob and Laura will then provide details about the quarter and other Compuware business activities. We will then open the call to your questions.

Compuware closes Europe growth on high note, officially launches Compuware 2.0. Q4 results feature 38% year-over-year increase in software license fee, 7% year-over-year increase in maintenance. Compuware Corporation today announced final financial results for its fourth quarter and fiscal year Ended March 31, 2008.


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May.  15.  2008 /  5:00PM  ET,  CPWR - Q4 2008  Compuware  Corporation  Earnings
Conference Call
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During the fiscal year ended March 31, 2008,  revenues  were $1.23  billion,  up from $1.21 billion in the previous fiscal year. Net income before restructuring charges and capitalized software impairment was $164.6 million compared to $158.1 million in fiscal 2007. Earnings per share diluted computation before restructuring changes and capitalized software impairment were $0.57, an increase of 27% from $0.45 in fiscal 2007 based upon 287.6 million and 351 million shares outstanding respectively.

On a GAAP basis, net income was $134.4 million, and earnings per spare were $0.47 in fiscal 2008. During fiscal 2008 software license fees were $297.5 million, up from $283.4 million in fiscal 2007. Maintenance revenue was $476.4 million in fiscal 2008 compared to $457.6 million in fiscal 2007. Professional services fees for fiscal 2008 were $455.7 million compared to $472 million in fiscal 2007.

Compuware reports fourth quarter net income before restructuring charges of $63.1 million on revenues of $338.9 million. On a GAAP basis net income was $61.2 million in Q4. Earnings per share diluted computation were $0.23 based upon 268.7 million shares outstanding. During the Company's fourth quarter, software license fees were $100.8 million an increase of 38% from $73.2 million in the same quarter last year. Maintenance fees were $126.3 million during the quarter, an increase of more than 7% from $117.7 million in the same quarter last year. Fourth quarter revenue from Professional Services was $111.8 million compared to $122.1 million in the same quarter last year. I would now like to turn the call over to Pete. Pete?

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Pete Karmanos - Compuware Corporation - Chairman, CEO

Thanks, Lisa. Compuware put together a spectacular Q4 to cap off a strong fiscal year, we worked very hard and brought our shareholder s a second straight year of revenue growth and a fourth consecutive year of earnings growth. The efforts we have made to improve process to reduce expense and to realign our sales teams have really started to pay dividends. With this years more than 21% growth in EPS, Q4 restructuring to $0.57, we now have increased our EPS more than 338% in the past four fiscal years. This is a remarkable achievement and next year, we're going to capitalize on Compuware's tremendous base of knowledge, experience, and talent to take the market by storm. For fiscal year 2009, Compuware expects to bring our shareholders a 5 to 10% increase in revenue. We also expect EPS growth of 20to 30% for the fiscal year. These expectations demonstrate the strength and dynamic potential of our business. We are unlocking Compuware's value by improving our sales and execution and by streamlining our strategic support organizations.

The business is really taking flight. We're going to seriously improve the slope on our revenue and earnings trend lines and hopefully make the business sore. Everything we need to realize our potential is in place. We have people and products that provide identifiable and measurable economic value to our customers. This means we can sell effectively around the world in both good economies and struggling economies. In high performing economies, Compuware sales teams engage in solution and value based selling and focus on the ability of our people and products to help increase revenues or improve performance. In tougher economies, buying decisions face additional hurdles obviously. By focusing the abilities of our people and our products to provide rapid return on investment, our sales team will continue, -- our sales teams will continue to execute.

We are going -- we are supporting these efforts by implementing our plan to selectively and meaningfully invest in the lines of business where we can be the best in the world. Through this process, we are building on our incredible arsenal of assets. More experienced than almost anybody else in the business, a global presence, great technology, and talented people. We've been around for 35 years and we've grown a lot in that time. Our experience has taught us to create great relationships with customers, then work closely with them to save money and actually get things done. That's what value is all about and that's actually our bottom line.

In the coming year, we're going to build on our heritage and committment to value and we're going to deliver an utterly outstanding fiscal 2009. I can't wait to share the results with you. Bob?

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Bob Paul  - Compuware Corporation - President, COO

Thanks, Pete. Compuware had a very positive quarter. We are encouraged by the momentum we have built posting 38% growth in license revenue and 49% growth in total product commitments, the truest indicator of our software related activity in the quarter is remarkable. Those numbers speak for themselves but represent only half of the story for Q4.

So since we have a lot to discuss today I'm going to briefly touch on the key highlights in the quarter before jumping a little into the substantial changes we have made and continue to make across the Company as part of Compuware 2.0. In Q4 mainframe sales led the way growing 40% quarter-over-quarter and nearly 80% year-over-year. Who said the mainframe is dead? A great deal of our mainframe success this quarter can be

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May.  15.  2008 /  5:00PM  ET,  CPWR - Q4 2008  Compuware  Corporation  Earnings
Conference Call
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attributed  to our premium  license  and win back  programs.  These  programs in conjunction with a new dialogue we are having around value based solutions are clearly resonating with our mainframe customers. On the distributer side we remain encouraged by the continued success of our key growth driver solutions. Vantage license sales were up 21% year-over-year and 17% quarter over quarter. Changepoint license sales for the year were up more than 25%. Covisint continues to see growth especially in the healthcare vertical where year-over-year revenue growth was 117%, demand for secure interoperability of sensitive data across Aspara systems and users continue to grow at a rapid pace. For the quarter, Covisint revenue came in at $9.6 million.

The progress towards the Covisint IPO continues although we will be in a position to file this summer. We will most likely due to poor external market conditions especially for software as a service type companies delay the filing until we see more favorable conditions return. Again, Q4 was a tremendous quarter for us and something we will build on.

Okay, so tomorrow, we officially launch Compuware 2.0 which is as Pete mentioned on the call last quarter, a fundamental transformation of our business. I won't get into all of the details right now but I do want to spend a little time talking about 2.0 and how it's driving out business forward. In it's very simplest form, 2.0 is a recommitment to deliver economic value to our target customers. We have analyzed all of our products, solutions and services in terms of value creation, competitive differentiation, and category maturity. We then design our fiscal year plan to optimize our growth and align our resources in supporting of delivering this plan. This work has impacted our sales organization, marketing, business development, partner channels, recruiting and training, and our technology and development group. All of our go to market strategies including our packaging and pricing have been impacted.

This degree of focus not only improves our ability to deliver consistent results in future quarters but it should also position us as a global leader in several market segments. This means breakout growth potential in future years. So when it comes to growth potential at Compuware, Vantage remains at the top of the list. Vantage is perfectly positioned to be best-in-class in the IT service management marketplace. We will accelerate our first mover advantage in this market and will capitalize on some of the solutions extraordinary capabilities by reinvesting in these capabilities to further distance ourselves from the competition.

Changepoint continues to represent a tremendous growth opportunity as well. The numbers this past year, 25% growth proves that out. Therefore, we're investing the Changepoint platform both in the solution itself and more effective integration with some of our other solutions to drive maximum value to the customer. Our quality and testing applications also represent a very strong revenue component. We are working on further strengthening our positions in these quality and testing categories.

Our Mainframe solutions continue to be an important component of our overall business strategy, so, we're investing there to ensure we maintain continued competitive differentiation and we are offering simplified bundling of our Mainframe products and services that make sense to our customers. We know for certain that all of these solutions I just mentioned require professional services, to truly maximize the economic value we deliver to our customers. Our strategy is based upon delivering whole solutions in which technical talent along with technology and best practices is a key component. The importance of our services organization has never been more apparent than it is today, so going forward, we will be able to simplify the value creation for our customers, by bundling services with our products. This will be done through our solution delivery group around the world. Additionally we'll continue to pursue large services projects around emerging core competencies, around application life cycle management that should also position us as best-in-class. These types of services obviously drive higher billing rates and margins.

Speaking of our services business you may have seen in our recent press release announcing that GM named Compuware as its 2007 supplier of the year, calling Compuware among the best of the best. We have tremendous relationship with GM, we expect to grow our business significantly with them and companies like them over the next few years.

Compuware 2.0 also includes changes to how we sell our solutions. Among other projects we've completed our global rollout of salesforce.com and we're now one of the largest users of this tool in the world. Through this tool we will review sales data on a weekly basis to determine how we are progressing toward meeting our goals, we'll be able to react quickly as an organization to any changing market conditions. As you can see, we really have a lot of cool stuff going on. So what's next? What we have done so far is essentially complete Phase I of 2.0. The great news is that all of that work is behind us and we've already begun work on Phase II. Phase II includes a development of our detailed three year strategy plan, and will be completed by the end of October. This will include a clear articulation of who we are and exactly where we're going. It will also lay the ground work for exactly how we achieve break out growth. I look forward to updating you on the progress on future calls.

I'd like to close by saying that we look at Q4 and simply as the end of our fiscal year, but rather as a beginning of a new era at Compuware, building on our tremendous history, the Company is focused, energized, and we're ready to make IT rock around the world like never before. Laura?


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May.  15.  2008 /  5:00PM  ET,  CPWR - Q4 2008  Compuware  Corporation  Earnings
Conference Call
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Laura Fournier  - Compuware Corporation - CFO

Thanks, Bob. Q4 was a terrific quarter across-the-board. Operating cash flow was strong, license revenue growth was outstanding, and our total product commitments were off the charts. As I've mentioned before, total product commitments represent all successful software sales activity that occurs in the quarter. Think of it this way. When we close a product transaction the entire amount has to go to either the income statement, as license or maintenance revenue or to the balance sheet as deferred revenue. Our product committment number represents the total sales amount.

If you look at this past quarter both deferred license and deferred maintenance were up over the year ago period. So what this metric shows you is that for Q4 not only did we recognize substantially more license and maintenance revenue compared to Q4 a year ago, but we also deferred more license and maintenance revenue as well. From this you get an exact picture of just how strong the fourth quarter actually was as total product commitments jumped 49% to $314.2 million from $210.5 million compared to last Q4.

In the fourth quarter operating cash flow came in at $126.7 million, and we finished fiscal year 08 with operating cash flow of $234.7 million. The majority of this increase over our projected $200 million was due to stronger sales activity. For fiscal year '09 we anticipate operating cash flow to come in at approximately $250 million. During the quarter, Compuware purchased 12.8 million shares of Compuware stock for approximately $103 million. The Company currently has approximately $729.4 million remaining under the current authorization for future buybacks. And we absolutely remain committed to buying back stock. To give you some perspective on just how committed we've been to repurchasing our stock, consider this. At our peak in June of 2005, our total shares outstanding were approximately 389 million and today, we are at 262 million. We've reduced our total shares outstanding by 146 million through our buyback program, and that is significant.

Let's turn to the income statement now. In terms of expenses, during fiscal year 2008, we cut operating costs by approximately $100 million on an annualized basis. As we move forward we remain committed to our cost containment program and our ultimate goal of $200 million. Just one note for Q4 when you look at the income from operations, we increased that this year by 115% year-over-year. This year we did 68 million after restructuring, 63 million or 71.5 million before the restructuring cost. That, before restructuring cost that would have been an increase of 125%. Income from operations for Q4 was outstanding. When you drop to the bottom line and look at net income, it appears that we declined, so keep in mind that last year, during the fourth quarter, we took, based on our settlement with the IRS at that time, we took a positive hit to our income taxes and so we have a swing of $33 million in our tax line. So while the bottom line doesn't reflect all of the activities for Q4, look at the income from operations.

So all in all we finished fiscal year '08 on a very positive note and everyone here is very optimistic about Compuware's future. This really is an exciting time at Compuware. The transformation we are going through as a Company is real tangible and the energy is contagious. We are convinced that Compuware 2.0 is just the start to many great things to come. Thank you and I'll now turn the call over to Lisa.

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Lisa Elkin  - Compuware Corporation - VP, Corp. Comm., IR

Thanks, Laura. Ladies and gentlemen, we will now be happy to take your questions.
QUESTION AND ANSWER

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Operator

Thank you. (OPERATOR INSTRUCTIONS) We'll take our first question from the line of Ajay Kasargod with Piper Jaffray. Please go ahead.

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Ajay Kasargod  - Piper Jaffray - Analyst

Thank you, and congratulations on the quarter. Pete, first question, can you talk just a little bit about the strength in mainframe that you experienced in commitments, in a little bit more detail?

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Pete Karmanos  - Compuware Corporation - Chairman, CEO


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May.  15.  2008 /  5:00PM  ET,  CPWR - Q4 2008  Compuware  Corporation  Earnings
Conference Call
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Well, I believe that our strategy  around  premium  licenses is working.  We are improving our relationship greatly with all of our existing mainframe customers and we're out of the capacity gain in the sense that we are trying to somehow predict what that will be and we're being straightforward with our customers in making sure that we fix their cost.

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Ajay Kasargod  - Piper Jaffray - Analyst

And one thing I know, Pete is that you guys have talked about in the past being more focused on longer term relationships especially in the mainframe business with your customers, it sounds like that's playing through very well in terms of sales and commitments. How does that impact longer term sales opportunities for your salesforce in the mainframe business?

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Pete Karmanos  - Compuware Corporation - Chairman, CEO

We have solutions that we can go back to all of our existing customers and using our software and our services be able to achieve even more value from the products that we already have by providing the solutions such as data privacy or mixed management among a few.

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Ajay Kasargod  - Piper Jaffray - Analyst

Okay, and then just a final question and I'll jump back in queue, when you look at overall product commitments looking into '09 which are very very strong, Pete, can you just describe to us what's going to on in terms of what exactly are these product commitments for? What's really caused the biggest jump? I'll listen in and thanks for the time.

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Pete Karmanos  - Compuware Corporation - Chairman, CEO

You're welcome. There's several different areas. It's not one thing. As we grow our presence in those products that we think we are the best in the world at, such as Vantage and Changepoint, we're going to see significant new license growth. We gave some estimates that we're going to grow between 5 to 10%. We're naturally, we want to try to accelerate that but we have a lot of really good things to sell people.

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Ajay Kasargod  - Piper Jaffray - Analyst

Thanks.

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Operator

Thank you. Next we'll go to the line of Kirk Materne with Banc of America. Please go ahead.

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Kirk Materne  - Banc of America - Analyst

Thanks very much and congratulations on the quarter. I guess Pete, when you guys talk about 5to 10% revenue growth for '09, so how should I view that in I guess relation to product commitments? I know that was something that came out maybe a couple quarters ago and how are you guys, is that about the rate you're expecting commitments to come in so if we have a larger level of say deferrals, is that still what you're thinking about in terms of overall product commitments or could that run a bit ahead of what your revenue expectations are?

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Pete Karmanos  - Compuware Corporation - Chairman, CEO

That should run ahead of what we're predicting for our GAAP revenue growth. We have 5 to 10% and the reason we have that kind of range is that there's, we don't know how much of it is going to, from time to time is going to be ratable, and how much we can have now. So you could conceivably see us grow our revenue 5 to 10% and see product commitments grow as much as 20%.

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Kirk Materne  - Banc of America - Analyst

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May.  15.  2008 /  5:00PM  ET,  CPWR - Q4 2008  Compuware  Corporation  Earnings
Conference Call
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Okay.

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Pete Karmanos  - Compuware Corporation - Chairman, CEO

So we're trying, the overall effort here that we have is trying to smooth out our quarters, all right? And we are very very focused on making sure that we make each quarter and we don't have these bumps that we've had in the past. When you sit and say you've grown EPS in this Company 338% and we're not getting the benefit of that because we've had so many ups and downs and we're very focused on making sure we make each one of our quarters, and then if business is stronger, because we're deferring a lot of our revenue, we just want to make people aware of that.

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Kirk Materne  - Banc of America - Analyst

All right, thanks. And then just maybe a question obviously you guys are expecting earnings to grow faster than overall revenue. When we consider operating margins for next year, do you guys have a ballpark in mind in terms of what you'd like to see operating margins expand by on an annual basis? Is it 100 to 200 basis points? I know you're going to get some leverage on the bottom line with the stock buyback as well, just so I have a ballpark from a modeling standpoint I was wondering if you guys had an estimate around that?

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Pete Karmanos  - Compuware Corporation - Chairman, CEO

I would put in 2 basis points, 2.5.

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Kirk Materne  - Banc of America - Analyst

Okay. And then just last question for you guys, just on the premium licenses, clearly you guys have had some success there. In terms of just how much success you had, I guess where do you guys stand in terms of have there been a handful of deals some dozens of deals somewhere do you stand in terms of the overall opportunity of that product?

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Pete Karmanos  - Compuware Corporation - Chairman, CEO

It's just been a handful of deals out of a huge market that we've already sold, so we have an awful lot of room there.

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Kirk Materne  - Banc of America - Analyst

Great. Thanks very much.

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Pete Karmanos  - Compuware Corporation - Chairman, CEO

You're welcome.

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Operator

Thank you. (OPERATOR INSTRUCTIONS) We'll go next to the line of Aaron Schwartz with JPMorgan. Please go ahead sir.

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Aaron Schwartz  - JPMorgan - Analyst

Good afternoon. I wanted to revisit the deferral of the license revenue. I'm wondering if you could help us out in terms of what you're recognizing, if I look at license revenue, what percent is recognized from the product committment and what's coming in in the quarter? I'm just trying to understand given the strength in product committment how much visibility do you have into the out year license growth?

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May.  15.  2008 /  5:00PM  ET,  CPWR - Q4 2008  Compuware  Corporation  Earnings
Conference Call
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Laura Fournier  - Compuware Corporation - CFO

Well, for this quarter, we took in $28 million out of the existing commitments and so we put back in $35 million for the future, for the license part. As far as the, how many years that would go out, it really varies but most of it is within the next 12 to 24 months.

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Aaron Schwartz - JPMorgan - Analyst

Okay. And in terms of, I mean the product committment was obviously extremely strong and I'm just trying to get a feel for it. That, are you seeing a trend in longer term maintenance contracts as these deals come up or is this truly, solely product activity that has just been a product of what you've done in the sales and development side?

--------------------------------------------------------------------------------
Laura Fournier - Compuware Corporation - CFO

It's true  product  activity.  It goes across both  distributed  and  mainframe.
Obviously mainframe was very strong this quarter. We did see multi-year maintenance deals. We had an increase in overall maintenance billings. It was just a very very strong quarter across-the-board with mainframe leading the pack.

--------------------------------------------------------------------------------
Aaron Schwartz  - JPMorgan - Analyst

Okay, and you talked a little bit about bundling the services in product sales together if I heard you correctly and I'm just wondering why that wouldn't even further defer some of your license growth? I assume you have to recognize anything that's bundled with services ratably over the services term?

--------------------------------------------------------------------------------
Laura Fournier - Compuware Corporation - CFO

Not necessarily. It depends on the terms of the deal.

--------------------------------------------------------------------------------
Aaron Schwartz - JPMorgan - Analyst

Okay. And then lastly, I just wanted to-?

--------------------------------------------------------------------------------
Pete Karmanos - Compuware Corporation - Chairman, CEO

Let me interrupt for a second. This is an important point.

--------------------------------------------------------------------------------
Aaron Schwartz - JPMorgan - Analyst

Sure.

--------------------------------------------------------------------------------
 Pete Karmanos  - Compuware Corporation - Chairman, CEO

 Depends how we structure the deals, but we're not looking at, if we do a Vantage deal and half of it is licenses and half of it is services, we still will be able to, depending on the committment we make, we will be able to take the license fee up front and of course, the services would be ratable as they always have been.

--------------------------------------------------------------------------------
Aaron Schwartz  - JPMorgan - Analyst

Okay.


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May.  15.  2008 /  5:00PM  ET,  CPWR - Q4 2008  Compuware  Corporation  Earnings
Conference Call
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Pete Karmanos  - Compuware Corporation - Chairman, CEO

Very important to understand that. We are building in significant growth in that kind of services revenue.

--------------------------------------------------------------------------------
Aaron Schwartz  - JPMorgan - Analyst

Understood. And then on the cost side, you spoke about the 100 million coming off and I know we can't really see that on the P&L due to non-cash components or some restructuring, but is there any way you can help us with what you're looking at into fiscal '09, you talked about some reinvestment in some areas, but what we should look for in terms of the cost reduction on the P&L netting out maybe some of the non-cash issues?

--------------------------------------------------------------------------------
Laura Fournier  - Compuware Corporation - CFO

It's difficult to say exactly what it is. We have an internal goal that is very aggressive and we're going to continue to work towards that. It's in the tens of millions of dollars range.

--------------------------------------------------------------------------------
Aaron Schwartz  - JPMorgan - Analyst

Okay but costs on the P&L should be down in '09 from '08?

--------------------------------------------------------------------------------
Laura Fournier  - Compuware Corporation - CFO

Well, it depends on what cost you look at, and for Professional Services which would include Covisint, you're going to probably see an increase in those. It really depends on how the quarter goes or the year goes forward.

--------------------------------------------------------------------------------
Pete Karmanos  - Compuware Corporation - Chairman, CEO

If the more successful we are, the more sales costs we're going to be adding we want to grow our salesforce. We want to accelerate our growth, and so that will deflect from the overall cost savings.

--------------------------------------------------------------------------------
Aaron Schwartz  - JPMorgan - Analyst

Okay, and so if we look at the margin next year, would you say that is going to be more, the leverage is going to be more a function of revenue growth or cost reduction?

--------------------------------------------------------------------------------
Pete Karmanos  - Compuware Corporation - Chairman, CEO

Hopefully revenue growth but the cost reductions will be in there adding to that leverage.

--------------------------------------------------------------------------------
Aaron Schwartz  - JPMorgan - Analyst

Okay and the last question I have and I appreciate your time, is just the accounts receivable balance, very strong in the quarter here. Is there anything there that would limit you from collecting that under normal terms? It seems like with the strength there that cash flow would be above the 250 you talked to.

--------------------------------------------------------------------------------
Laura Fournier - Compuware Corporation - CFO

Well, as you all well know I'm very conservative about that cash flow number, but there is absolutely no problems in any of the collectability of any of our receivables.


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May.  15.  2008 /  5:00PM  ET,  CPWR - Q4 2008  Compuware  Corporation  Earnings
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--------------------------------------------------------------------------------
Aaron Schwartz - JPMorgan - Analyst

Got it.

--------------------------------------------------------------------------------
Laura Fournier - Compuware Corporation - CFO

We have a very strong collection history.

--------------------------------------------------------------------------------
Aaron Schwartz - JPMorgan - Analyst

Okay. Congratulations and thanks for taking my questions.

--------------------------------------------------------------------------------
Operator

Thank you. And we'll go next to the line of David Rudow with [Trident] Financial. Please go ahead.

--------------------------------------------------------------------------------
David Rudow - Trident Financial - Analyst

Yes, good afternoon everyone. Very nice quarter.

--------------------------------------------------------------------------------
Pete Karmanos - Compuware Corporation - Chairman, CEO

Thank you, David.

--------------------------------------------------------------------------------
David Rudow - Trident Financial - Analyst

Can you clarify the margin expansion you expect to see in FY '09? Is it 2% to 2.5%?

--------------------------------------------------------------------------------
Pete Karmanos - Compuware Corporation - Chairman, CEO

Somewhere around there, yes.

--------------------------------------------------------------------------------
David Rudow - Trident Financial - Analyst

Okay, perfect. And then can you give us an update on the IBM relationship?

--------------------------------------------------------------------------------
Pete Karmanos - Compuware Corporation - Chairman, CEO

Well.

--------------------------------------------------------------------------------
David Rudow - Trident Financial - Analyst

If there is one even.

--------------------------------------------------------------------------------
Pete Karmanos - Compuware Corporation - Chairman, CEO


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May.  15.  2008 /  5:00PM  ET,  CPWR - Q4 2008  Compuware  Corporation  Earnings
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I've been talking with Bob Moffat, and we're trying to figure out what we can do but we're not depending any -- nothing in our new plan hopes for anything special because of the settlement with IBM. We've mitigated our plan even more than that. We don't have any of that in there. We don't have any of the price or cost decreases in our plan when I gave you those numbers. We don't have any maintenance growth that we think we'll achieve from eliminating or cutting our cancellation rate and we don't have anything for price increases that we think we may be able to achieve through the year. So the risk of the plan has been mitigated and we certainly don't have any IBM risk in that plan.

--------------------------------------------------------------------------------
David Rudow - Trident Financial - Analyst

Okay. And then on the, with the investment or focus on Vantage and Changepoint and the Mainframe, what happens to the other products then? How do you go about maintaining investing on those product lines?

--------------------------------------------------------------------------------
Bob Paul - Compuware Corporation - President, COO

We just have an understanding that there is some greater areas for growth than others, but in mature marketplaces, you can optimize revenue and P&L without necessarily having to do vast amounts of investments and technology. Some of it is how you package it, how you price it. Some of it is through how you're partnering to deliver additional value so we think we've really put together a plan that gives us the best possible output in fiscal year '09 by really broadening the gap between us and our competitors in some of the key areas that we think are important issues to CIO's and line of business executives while not avoiding or eliminating other products but by making sure that we have the right go to market strategies on those areas where we're competing in quite frankly, very mature or commodity based markets.

--------------------------------------------------------------------------------
David Rudow - Trident Financial - Analyst

Okay. And then on premium license side, what percent of the customer base on the mainframe side do you think is eligible or will take advantage of the new premium license contracts?

--------------------------------------------------------------------------------
Bob Paul - Compuware Corporation - President, COO

Boy that's a tough one. I mean, we're only -- realistically, we're only a little over one quarter into this thing and although we're aggressively talking and having conversations and the type of dialogue we're having with these mainframe customers is a lot different from the types of conversation we've had in the past but it's to early to put any percentages on customer base at this point.

--------------------------------------------------------------------------------
Pete Karmanos - Compuware Corporation - Chairman, CEO

When Bob said one quarter he meant one calendar quarter.

--------------------------------------------------------------------------------
Bob Paul - Compuware Corporation - President, COO

Right. We're just touching the tip of the iceberg.

--------------------------------------------------------------------------------
David Rudow - Trident Financial - Analyst

Okay and then with these deals, what are customers reaction when you go in there with this type of a deal and are deals upsided from what you originally thought they were when you go about talking with them and showing them the value?

--------------------------------------------------------------------------------
Bob Paul - Compuware Corporation - President, COO

Yes. There's a consistent theme. The first one is it gives them pause to stop and think and look at the financials around that. Certainly, if they see themselves in growth mode with some increase in capacity over future years, they do up the math pretty quickly, and they want to move very fast. With others, just because where they're at in the technology life cycle they're very interested but they want to defer the decision for a quarter or


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May.  15.  2008 /  5:00PM  ET,  CPWR - Q4 2008  Compuware  Corporation  Earnings
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two so we're  seeing a little bit of that  across-the-board  but in every single case, it provides an opportunity for a very important discussion that we're having with our Mainframe customers and quite frankly, that also allows us to expand that discussion in the distributed arena too.

--------------------------------------------------------------------------------
David Rudow - Trident Financial - Analyst

And the sales cycles on these deals, are they the same as they had been in a normal renewal, or are they quicker or longer?

--------------------------------------------------------------------------------
Bob Paul - Compuware Corporation - President, COO

At the beginning they were a little longer and as we got better at explaining it, better at creating some of the scripts, better at figuring out the math associated with it, we were a lot more responsive and we were able to shorten the sales cycle quite a bit. So right now, there's really no difference between the length of a premium license deal and the regular renewal.

--------------------------------------------------------------------------------
David Rudow - Trident Financial - Analyst

Okay. And then update on the sales headcount, where you at and where do you think you'll be? Are you at capacity or do you have higher requests out there?

--------------------------------------------------------------------------------
Bob Paul - Compuware Corporation - President, COO

We are increasing our sales headcount. I don't have the actual numbers. We're going to have to get that back out unless Laura you've got those but there is a increase in headcount and in some cases, a reallocation of sales headcount based upon the fiscal year '09 plan and the strategy I referred to before.

--------------------------------------------------------------------------------
David Rudow - Trident Financial - Analyst

Okay.

--------------------------------------------------------------------------------
Bob Paul - Compuware Corporation - President, COO

So that still is going on and we put a lot of emphasis on before the quarter started about understanding where we needed people and put a very aggressive program around hiring, training, recruiting, et cetera. So we're off to a great, all of our, almost all of our salesforce has been entirely trained on the new strategies, the bundling, the packaging, the pricing, so we're off to a great start in Q1.

--------------------------------------------------------------------------------
David Rudow - Trident Financial - Analyst

And then last, I might have missed this so I apologize but Covisint revenues for the quarter that you disposed of?

--------------------------------------------------------------------------------
Bob Paul - Compuware Corporation - President, COO

Yes, Covisint was 9.6.

--------------------------------------------------------------------------------
David Rudow - Trident Financial - Analyst

Okay, perfect. Thank you much.

--------------------------------------------------------------------------------
Bob Paul - Compuware Corporation - President, COO

Thank you.


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May.  15.  2008 /  5:00PM  ET,  CPWR - Q4 2008  Compuware  Corporation  Earnings
Conference Call
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--------------------------------------------------------------------------------
Operator

Thank you. And next we'll go back to the line of Kirk Materne with Banc of America for a follow-up.

--------------------------------------------------------------------------------
Kirk Materne - Banc of America - Analyst

Yes, thanks, just a quick follow-up for Laura. Can you just give what should we be assuming for a tax rate in '09?

--------------------------------------------------------------------------------
Laura Fournier - Compuware Corporation - CFO

35%.

--------------------------------------------------------------------------------
Kirk Materne - Banc of America - Analyst

35%. And then just lastly, I know you guys don't have a whole lot of history but can you just give us a sense in terms of visibility with the CRM system in place over the last six weeks or so, just as you go through your weekly meetings, the kind of comfort level you have is around the information that you're getting back through that system?

--------------------------------------------------------------------------------
Bob Paul - Compuware Corporation - President, COO

Oh, I'm sorry. You're talking about the customer relationship management system

--------------------------------------------------------------------------------
Kirk Materne - Banc of America - Analyst

Yes.

--------------------------------------------------------------------------------
Bob Paul - Compuware Corporation - President, COO

You gave us pause there because we actually have a type of person called a CRM within our organization. No, it's taken off in some geographies a lot faster than others but everybody is on. We had a little bit of a, not a delay in rollout but how you assess the status or milestone of the sales cycle, so we had to go back in the first 30 days, do some education, but the numbers, we still have the existing forecasting methodology and processes in place, so we've got a back stop but the numbers that we're seeing are actually very very close to what the existing processes would have given us in the first place. So we're very hopeful that this is going to be a great indicator moving forward, not just for identifying slow performance so we can get in there and maybe do some better training but just as importantly, reacting to any competitive threats, changing market conditions, what have you. So right now it is global. Everybody is on it, pre-sales is on it and it's providing valuable information.

--------------------------------------------------------------------------------
Kirk Materne - Banc of America - Analyst

Thanks, Bob.

--------------------------------------------------------------------------------
Operator

Thank you. And next we'll go to the line of Aaron Schwartz with JPMorgan for a follow-up. Please go ahead.

--------------------------------------------------------------------------------
Aaron Schwartz - JPMorgan - Analyst

Hi, thank you. Just a quick clarification. The 20 to 30% earnings growth for next year, does is that include or not include Q4 settlement from IBM?


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                                                                FINAL TRANSCRIPT
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May.  15.  2008 /  5:00PM  ET,  CPWR - Q4 2008  Compuware  Corporation  Earnings
Conference Call
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--------------------------------------------------------------------------------
Laura Fournier - Compuware Corporation - CFO

Right now that would not include it any settlement from IBM.

--------------------------------------------------------------------------------
Aaron Schwartz - JPMorgan - Analyst

Okay. That's helpful, thank you.

--------------------------------------------------------------------------------
Operator

Thank you. Ladies and gentlemen, we will now conclude the question and answer portion of today's conference call. I'd like to turn the conference call back to Lisa Elkin.

--------------------------------------------------------------------------------
Lisa Elkin - Compuware Corporation - VP, Corp. Comm., IR

Thank you very much. At this time, ladies and gentlemen, we will adjourn this conference call. Thank you very much for your time and interest in Compuware and we hope you have a pleasant evening.

--------------------------------------------------------------------------------
Operator

Thank you. And ladies and gentlemen,  this conference will be made available for
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